                                                                    EXHIBIT 10.5


                      PREFERRED STOCK PURCHASE AGREEMENT

     This Preferred Stock Purchase Agreement (the "Agreement") is made as of April 19, 2001, by and between Genaera Corporation, a Delaware corporation with its principal place of business located at 5110 Campus Drive, Plymouth Meeting, Pennsylvania, 19462 (the "Company"), and MedImmune, Inc., a Delaware corporation with its principal place of business located at 35 West Watkins Mill Road, Gaithersburg, Maryland 20878 (the "Purchaser").

                                  WITNESSETH:

     WHEREAS, the Company and the Purchaser are entering into a Collaboration and License Agreement in the form attached hereto as Exhibit A (the "Collaboration and License Agreement" and together with this Agreement, the "Agreements").

     WHEREAS, in connection therewith, the Purchaser has agreed to purchase and the Company has agreed to sell up to ten thousand (10,000) shares of the Company's Series B Convertible Preferred Stock, par value $.001 per share, on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the adequacy of which is hereby affirmed, the parties, intending to be legally bound, hereby agree as follows.

     1.   Authorization and Issuance.
          ---------------------------

          1.1  Authorization of Shares.  Subject to the terms and conditions of
               -----------------------
this Agreement, the Company has authorized the sale and issuance of up to ten thousand (10,000) shares (the "Shares") of its Series B Convertible Preferred Stock, par value $.001 per share (the "Series B Preferred Stock"), having the rights, preferences, privileges and restrictions set forth in the Certificate of Designations, Preferences and Rights of Series B Preferred Stock in substantially the form attached hereto as Exhibit B (the "Certificate of Designations").

          1.2  Issuance and Purchase of Shares. Subject to the terms and
               -------------------------------
conditions hereof, the Company will sell to the Purchaser, and the Purchaser will buy from the Company, ten thousand (10,000) shares of its Series B Preferred Stock at a purchase price per share of $1,000 (the "Per Share Price"). In consideration for the Shares, Purchaser shall pay the Company in United States dollars the aggregate purchase price of ten million dollars ($10,000,000).

     2.   The Closing. The completion of the purchase and sale of the Shares
          -----------
(the "Closing") shall occur within three (3) business days following the satisfaction of all of the conditions precedent in Sections 3.1 and 3.2 herein, at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103, or such other time or place as may be agreed upon by the Company and the Purchaser (the "Closing Date"). At the Closing, the Company shall deliver to the Purchaser one or more stock certificates for the Shares, registered in the Purchaser's name, representing the ten thousand (10,000) Shares to be purchased by the Purchaser against payment of the purchase price therefor, by wire transfer in immediately available funds, per the Company's instructions.

     3.   Conditions to Closing.
          ---------------------

          3.1  Obligation of Purchaser.  The obligation of the Purchaser to
               -----------------------
purchase and pay for the Shares at the Closing is subject to the satisfaction as of the Closing of the following conditions, any one or more of which may be waived by the Purchaser:

               (i) the accuracy in all material respects of the representations and warranties made by the Company herein and the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to the Closing;

               (ii) the purchase of the Shares by the Purchaser hereunder shall not be prohibited by any applicable law or governmental rule or regulation;

               (iii)  the 180-day notice of termination period as set forth in
          Section 13.2(a) of the License and Collaboration Agreement dated April 28, 2000 between the Company and Genentech, Inc. (the "Genentech Agreement") shall have expired on June 13, 2001, or the Company and Genentech, Inc. shall have agreed to such earlier termination of said agreement;

               (iv) the Company and the Purchaser shall have entered into the Collaboration and License Agreement;

               (v) the Certificate of Designations shall have been filed in the office of the Secretary of State of the State of Delaware;

               (vi) the Company shall have caused the delivery to the Purchaser of stock certificates representing the Purchaser's ownership of the Shares;

               (vii) the Purchaser shall have received from Morgan, Lewis & Bockius LLP, counsel to the Company, an opinion addressed to the Purchaser in a form agreed to by the parties; and

               (viii) the Company shall have obtained all necessary "Blue Sky" law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares and the underlying Conversion Shares (as defined herein).

          3.2  Obligation of Company.  The Company's obligation to complete the
               ---------------------
purchase and sale of the Shares and deliver the stock certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company:

               (i) receipt by the Company by wire transfer in immediately available funds of $10,000,000, representing the full amount of the purchase price for the Shares being purchased hereunder;

               (ii) the accuracy in all material respects of the representations and warranties made by the Purchaser and the fulfillment in all material respects of those undertakings of the Purchaser to be fulfilled prior to the Closing;

               (iii)  the 180-day notice of termination period as set forth in
          Section 13.2(a) of the Genentech Agreement shall have expired on June 15, 2001, or the Company and Genentech, Inc. shall have agreed to such earlier termination of said agreement;

               (iv) the Company and the Purchaser shall have entered into the Collaboration and License Agreement; and

               (v) the Company shall have obtained all necessary "Blue Sky" law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares and the underlying Conversion Shares.

     4.   Representations and Warranties of the Company.  Except as set forth on
          ---------------------------------------------
Schedule 1 attached hereto, the Company represents and warrants to Purchaser as of the date hereof as follows:

          4.1  Organization and Standing.  The Company has been duly
               -------------------------
incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission (the "SEC"). The Company is qualified to do business as a foreign corporation in the Commonwealth of Pennsylvania and there are no other jurisdictions in which its ownership or lease of property or conduct of its business requires such qualification, except where the failure to be so organized or in good standing would not be reasonably likely to have a material adverse effect on the business, financial condition or results of operations of the Company.

          4.2  Authorized and Issued Capital Stock.  The authorized capital
               -----------------------------------
stock of the Company, upon the filing of the Certificate of Designations, will consist of (i) 45,000,000 shares of common stock, par value $.002 per share (the "Common Stock"), of which 32,543,886 shares are outstanding, and (ii) 9,211,031 shares of preferred stock, $.001 par value per share (the "Preferred Stock"), of which (a) 80,000 shares have been designated "Series A Convertible Preferred Stock," and of which 1,188 shares are issued and outstanding as of the date hereof, and (b) 10,000 shares have been designated "Series B Convertible Preferred Stock." The Series B Preferred Stock shall have the rights, preferences, privileges and restrictions set forth in the Certificate of Designations. Immediately prior to the Closing, there are no outstanding shares of Series B Preferred Stock. All of the outstanding shares of Common Stock and Preferred Stock were duly authorized and validly issued and are fully paid and non-assessable shares. The Company has reserved 10,000 shares of Series B Preferred Stock for issuance hereunder and 2,000,000 shares of Common Stock for issuance upon conversion of the Series B Preferred Stock (the "Conversion Shares"). Except as disclosed in the SEC Documents (as defined herein), there are no options, warrants or other rights to purchase or acquire any of the Company's authorized and unissued capital stock.

          4.3  Due Authorization, Execution, Delivery and Performance of the
               -------------------------------------------------------------
Agreements.  The execution, delivery and performance of the Agreements by the
----------
Company, including, but not limited to, the issuance and sale of the Shares and the issuance of the Conversion Shares in accordance with the provisions of the Certificate of Designations, (i) have been duly authorized by all requisite corporate action by the Company, including by its directors and shareholders to the extent required under the Delaware General Corporation Law, and (ii) will not violate (a) any law or the Certificate of Incorporation, as amended (the "Certificate of Incorporation") or the Amended and Restated Bylaws (the "Bylaws") of the Company, or (b) any provision of any indenture, mortgage, agreement, contract or other instrument to which the Company is a party or by which the Company or any of its properties or assets is bound as of the date hereof, or result in a breach of or constitute (upon notice or lapse of time or both) a default under any such indenture, mortgage, agreement, contract or other instrument or result in the creation or imposition of any lien, security interest, mortgage, pledge, charge or other encumbrance, of any material nature whatsoever, upon any properties or assets of the Company, except where any such breach, default, lien or encumbrance would not be reasonably likely to have a material adverse effect on the business, financial condition or results of operations of the Company. The Company has no subsidiaries and does not own or control any equity interest in any corporation, association or other business entity. Upon their execution and delivery, and assuming the valid execution thereof by the Purchaser, the Agreements will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification and contribution agreements of the Company in
Section 6.3 hereof may be legally unenforceable.

          4.4  Issuance, Sale and Delivery of the Shares and the Conversion
               ------------------------------------------------------------
Shares.  When issued and paid for, the Shares to be sold hereunder by the
------
Company will be validly issued and outstanding, fully paid and non-assessable, free and clear of any liens, charges, claims or other encumbrances. When issued in compliance with the provisions of the Certificate of Designation, the Conversion Shares will be validly issued and outstanding, fully paid and non-assessable, free and clear of any liens, charges, claims or other encumbrances. The Shares and the Conversion Shares shall not entitle the holders of the outstanding capital stock of the Company to preemptive, anti-dilutive or other rights to subscribe to or acquire Common Stock or other securities of the Company; provided, however, that the Shares and the Conversion Shares will be
         --------  -------
subject to restrictions on transfer under state or federal securities laws and restrictions set forth in Section 6 hereof.

          4.5  Exemption from Registration.  Assuming the accuracy of the
               ---------------------------
Purchaser's representations and warranties set forth in Section 5 hereof, the offer, issuance and sale of the Shares pursuant to this Agreement will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act").

          4.6  Intellectual Property.  The Company has title and ownership of,
               ---------------------
or rights to use, all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted without any conflict with or infringement of the rights of others, except as would not have a material adverse effect on the Company. Except as set forth in Schedule 1 hereof and except for the Ludwig License Agreements (as such term is defined in the Collaboration and License Agreement), there are no outstanding options, licenses, or agreements of any kind relating to the subject of the Collaboration and License Agreement and the transactions and the research contemplated by the Collaboration and License Agreement, nor is the Company bound by or a party to any material options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade proprietary rights of any other person or entity and that management reasonably believes will have a material adverse effect on the Company. To the best knowledge of the Company, no other person or entity is infringing or violating any of the patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for the Company's business as now conducted. To the best knowledge of the Company, none of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the best of the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which the Company or any of such employees is now obligated except as would not have a material adverse effect on the Company. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

          4.7  Litigation.  There are no actions, suits, proceedings or
               ----------
investigations pending or, to the Company's knowledge, threatened against the Company or its properties before any court or governmental agency which management believes is likely to have a material adverse effect on the Company. The foregoing includes, without limitation, actions pending or threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

          4.8  Material Agreements.  All of the contracts and agreements to
               -------------------
which the Company is a party and which are in effect as of December 31, 2000 and which the Company considers to be material are listed as exhibits to the Company's Form 10-K for the period ended

December 31, 2000. Any contracts and agreements to which the Company became a party between January 1, 2001 and the date hereof and which the Company considers to be material are set forth on Schedule 1 hereto. All such contracts and agreements are valid, binding and in full force and effect in all material respects, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and the Company has not received any indication of an intention to terminate any such contract or agreement by any of the parties to any such contract or agreement.

          4.9  Additional Information.  The Company represents and warrants that
               ----------------------
the information contained in the following documents (the "SEC Documents"), copies of which have been furnished to the Purchaser, was true and correct in all material respects and did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein in light of the circumstances under which they were made, not misleading as of their respective dates:

               (i)  the Company's 2000 annual report to stockholders;

               (ii) the Company's annual report on Form 10-K for the year ended December 31, 2000 (without exhibits);

               (iv) the notice of annual meeting of stockholders and proxy statement for the Company's 2001 annual meeting of stockholders to be held on May 16, 2001; and

               (v) all other documents, if any, filed by the Company with the SEC since December 31, 2000, pursuant to the reporting requirements of the Exchange Act.

As of its filing date, each SEC Document complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act (as defined below), as the case may be.

          4.10 Financial Statements.  The audited financial statements and
               --------------------
unaudited interim financial statements of the Company included in the SEC Documents fairly present, in all material respects, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto), the financial position of the Company as of the dates thereof and its results of operations and cash flows for the periods then ended (subject to normal year-end adjustments and to the omission of certain footnotes required by GAAP in the case of any unaudited interim financial statements). The Company has no liabilities or obligations, absolute or contingent, that are required by GAAP to be set forth in such financials, that have not been so set forth.

          4.11 Compliance with Other Instruments, None Burdensome, Etc.  The
               -------------------------------------------------------
Company is not in violation of: (i) any term of its Certificate of Incorporation, or its Bylaws; (ii) in any material respect, any term or provision of any mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree; and (iii) to the best of its knowledge, any order, statute, rule or regulation applicable to the Company except for such violations that would not, individually or in the aggregate, have a material adverse effect. The execution, delivery and performance of and compliance with this Agreement, and the issuance of the Shares and the Conversion Shares, have not resulted and will not result in any violation of, or conflict with, or constitute a default under, the Company's Certificate of Incorporation or its Bylaws, and have not and will not result in any material violation of, or conflict with, or constitute a material default under, any of its agreements nor result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company.

          4.12  Registration Rights.  Other than the rights granted under
                -------------------
Section 6 of this Agreement, the rights granted pursuant to the Registration Rights Agreement dated April 28, 2000 by and between the Company and Genentech, Inc. and the rights granted to certain investors in connection with the Company's August 2000 private placement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity except for rights that the Company believes have expired.

          4.13  Governmental Regulations, Etc.  Except as required pursuant to
                -----------------------------
the Securities Act, the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, and state securities laws, the Company is not subject to any federal or state law or regulation limiting its ability to execute and deliver this Agreement, or to offer, sell or issue the Shares or the Conversion Shares, or to consummate any other transaction contemplated hereby, other than (i) the filing of the Certificate of Designations in the office of the Secretary of State of the State of Delaware prior to the Closing and (ii) the qualification (or taking of such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Shares and the Conversion Shares under applicable "Blue Sky" laws, which filings and qualifications, if required, will be accomplished in a timely manner

          4.14  No Material Change.  Except as specifically set forth in this
                ------------------
Agreement or in the SEC Documents, as of the date hereof since December 31, 2000: (a) the Company has not entered into any transaction that was not in the ordinary course of business; (b) there has been no material adverse change in the condition (financial or otherwise) of the business, prospects, property, assets or liabilities of the Company, other than in the ordinary course of business; (c) there has been no damage to, destruction of or loss of physical property (whether or not covered by insurance) materially and adversely affecting the assets, financial condition, operating results, prospects, business or operations of the Company; (d) the Company has not declared or paid any dividend or made any distribution on its stock, or redeemed or purchased or otherwise acquired any of its stock or incurred any material tax liability; (e) the Company has not changed any compensation arrangement or agreement with any of its key employees or executive officers, or changed the rate of pay of its employees as a group, other than in the ordinary course of business; (f) the Company has not received notice that there has been a loss of a material customer of the Company; (g) the Company has not changed or amended any contract by which the Company or any of its assets are bound or subject that would have a material adverse effect on the Company; (h) there has been no resignation or termination of employment of any officer or key employee of the Company, and the Company does not know of any impending resignation or termination of employment of any such officer or key employee that if consummated would have a material adverse effect on the Company; (i) there has been no labor dispute involving the Company or any of its employees and, to the knowledge of the Company and none is pending or threatened; (j) there has been no material and adverse change in the contingent obligations of the

Company (nor in any material contingent obligation of the Company regarding any director, stockholder or key employee or officer of the Company) by way of guaranty, endorsement, indemnity, warranty or otherwise; (k) there have been no loans or guarantees in excess of $15,000 made by the Company to any of its employees, officers or directors other than travel advances and other advances made in the ordinary course of business; (l) there has been no waiver by the Company of a valuable right or of a debt owing to the Company that would have a material adverse effect on the Company; (m) there has not been any satisfaction or discharge of any material lien, claim or encumbrance or any payment of any material obligation by the Company except in the ordinary course of business and that is not material to the assets, properties, financial condition, operating results or business of the Company; (n) the Company has not sold or transferred any patent, service mark, trade name, copyright, trade secret or proprietary right necessary for its business; and (o) there has been no other event or condition of any character that would have a material adverse effect on the Company.

          4.15  Listing of Common Stock.  The Conversion Shares will, upon
                -----------------------
issuance, be listed on the Nasdaq National Market.

          4.16  Registration on Form S-3.  The Company meets the registrant
                ------------------------
eligibility requirements for use of Form S-3 for registration of securities under the Securities Act.

          4.17  Disclosure.  No representation or warranty made by the Company
                ----------
in this Agreement, any schedule or exhibit hereto, or any certificate delivered hereunder, when taken together, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

     5.   Representations and Warranties of the Purchaser.
          -----------------------------------------------

          5.1 The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser, taking into account the personnel and resources it can practically bring to bear on the purchase of the Shares contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in equity securities presenting an investment decision like that involved in the purchase of the Shares, including investments in equity securities issued by early-stage biotechnology companies such as the Company; (ii) the Purchaser or its counsel, accountants or other investment advisors have requested, received, reviewed and considered (or the Company has made available to them) all information requested by them in connection with the Purchaser's decision to purchase the Shares;
(iii) the Purchaser is acquiring the Shares for its own account, for investment only and with no present intention of distributing any of the Shares, in violation of the Securities Act, or any arrangement or understanding with any other persons regarding the distribution of such Shares, in violation of the Securities Act; (iv) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire, attached hereto as Appendix I, for use in
                                                         ----------
preparation of a Registration Statement (as defined herein) and the answers thereto are true, correct and complete in all material respects as of the date hereof and will be true, correct and complete in all material respects as of the effective date of a Registration Statement; (v) the Purchaser has, in connection with its decision to purchase the Shares, relied solely upon the SEC Documents and the representations and warranties of the

Company contained herein, as well as any investigation of the Company completed by the Purchaser or its counsel, accountants or other investment advisers; (vi) the Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act; (vii) the address of the Purchaser set forth on the preamble hereto is the Purchaser's principal business address, upon which the Company may rely for the purpose of complying with applicable "Blue Sky" laws; and (viii) the Purchaser is able to bear the economic risk of an investment in the Shares.

          5.2 The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares or the Conversion Shares, except in compliance with the Securities Act, and the rules and regulations promulgated thereunder and by the provisions of Section 6 hereof. Prior to conversion of all the Shares into the Conversion Shares in accordance with the Certificate of Designations, Purchaser represents that it will not have any short positions in the Company's Common Stock and will not deliver Conversion Shares to cover any short positions taken prior to such conversion of all the Shares. The Purchaser hereby covenants not to make any sale of the Conversion Shares under a Registration Statement without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Purchaser acknowledges and agrees that such Conversion Shares that are to be resold by Purchaser pursuant to a Registration Statement are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Conversion Shares is accompanied by a separate officer's certificate: (i) in the form of Appendix II hereto, (ii) executed by an officer
                                -----------
of the Purchaser or by an authorized person designated by the Purchaser, and
(iii) to the effect that (A) the Conversion Shares have been sold pursuant to and in accordance with the Registration Statement and (B) the requirement of delivering a current prospectus has been satisfied. The Purchaser acknowledges that there occasionally may be times when the Company must, subject to the limitations set forth below in this Section 5.2 and in Section 6.1(viii)(F) herein, suspend the use of the prospectus forming a part of a Registration Statement until such time as an amendment to such Registration Statement has been filed by the Company and declared effective by the Securities and Exchange Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Conversion Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser notice that the Purchaser may thereafter effect sales pursuant to said prospectus. The Company shall only be able to suspend the use of said prospectus for two periods aggregating no more than ninety (90) business days in any twelve-month period, of which no individual period shall be longer than forty-five (45) consecutive days; provided, however, that in no event shall the aggregate number of days pursuant to which the Company may suspend the use of a prospectus pursuant to this
Section 5.2 and delay an underwritten public offering pursuant to Section 6.1(viii)(F) herein exceed one hundred twenty (120) days in any twelve-month period. The Purchaser further covenants to notify promptly the Company of the sale of all of its Conversion Shares.

          5.3 The Purchaser understands that although there currently is a public market for its Common Stock, Rule 144 promulgated under the Act ("Rule 144") requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Purchaser understands and hereby acknowledges that the Company is under no obligation to register the Shares or the Conversion Shares under the Act or any state securities or "Blue Sky" laws other than as set forth in Section 6 hereof. The Purchaser agrees to hold the Company and its directors, officers, employees, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (i) any misrepresentation made by the Purchaser contained in this Agreement (including Appendix I and Appendix II herein), (ii) any sale or
                     ----------     -----------
distribution by the Purchaser in violation of the Act or any applicable state securities or "Blue Sky" laws or (iii) any untrue statement of a material fact made by the Purchaser and contained herein.

          5.4 The Purchaser hereby consents to and understands that the Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such securities):

          "The Shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The Shares may not be sold or transferred in the absence of such registration or exemption therefrom.

          The Shares represented by this certificate and the rights of holders thereof are subject to certain restrictions on transfer and other restrictions, and the holder of the Shares represented by this certificate (including any holders) are bound by the terms of restrictions set forth in the Preferred Stock Purchase Agreement between the original Purchaser and the Company (copies of which may be obtained from the Company)."

          5.5 The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into the Agreements and to consummate the transactions contemplated thereby and has taken all necessary action to authorize the execution, delivery and performance of the Agreements, and (ii) upon the execution and delivery of the Agreements, the Agreements shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          5.6 No representation or warranty made by the Purchaser in this Agreement, any schedule or exhibit hereto, or any certificate delivered hereunder, when taken together, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

     6.   Registration of Shares.
          ----------------------

          6.1  Registration Procedures and Expenses.
               ------------------------------------

               (i) The Company shall as soon as practicable, but in no event later than May 31, 2001, prepare and file with the Commission a Registration Statement on Form S-3 (or if such form is unavailable to the Company, on such other form deemed appropriate for the registration of the Common Stock by the Commission) (the "Initial Registration Statement") to register up to two million (2,000,000) shares of the Conversion Shares for resale by the Purchaser ("Registrable Securities") and such Initial Registration Statement shall include the Plan of Distribution section set forth in Appendix I
                                                                      ----------
          hereof, and shall use commercially reasonable efforts to cause the Initial Registration Statement to become effective as soon as practicable thereafter; provided that the Company shall be obligated to include in the Initial Registration Statement or the Subsequent Registration Statement (as defined herein), as the case may be, the disposition of Conversion Shares held by a Record Transferee (as defined herein) only if the Purchaser transferring any Conversion Shares to a third party (the "Record Transferee") gives notice of such transfer to the Company and any such Record Transferee agrees in writing to be bound by the provisions of Section 7 hereof and this
          Section 6; if the Purchaser converts the Shares into Conversion Shares at any time following the fifth anniversary of the date hereof and the number of such Conversion Shares is in excess of two million Conversion Shares, the Company shall as soon as practicable following such conversion prepare and file with the Commission a second Registration Statement to register such excess Conversion Shares for resale by the Purchaser (the "Subsequent Registration Statement," together with the Initial Registration Statement, the "Registration Statements" and, individually, a "Registration Statement"), and shall use commercially reasonable efforts to cause the Subsequent Registration Statement to become effective as soon as practicable thereafter;

               (ii) The Company shall promptly prepare and file with the Commission such amendments and supplements to a Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until the first to occur of
          (a) such date when either all of the Registrable Securities have been sold pursuant thereto or, by reason of Rule 144(k) of the Commission under the Securities Act or any other rule of similar effect, the Registrable Securities are no longer required to be registered for the sale thereof by the Purchasers in ordinary market transactions without imposition of any volume, manner of sale or other limitations, or (b) the second anniversary of the Closing Date (the "Registration Period");

               (iii) The Company shall promptly furnish to the Purchaser such number of copies of prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Purchaser;

               (iv) The Company shall promptly file documents required of the Company for normal "Blue Sky" clearance for the disposition by the Purchaser and any Record Transferees of the Registrable Securities in such states as the Purchaser may reasonably request in writing to the Company, provided however, that the Company shall not be required (i) to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; (ii) subject itself to general taxation in any such jurisdiction; (iii) provide any undertakings that cause the Company undue expense or burden; or (iv) make any change in its charter or bylaws;

               (v) The Company shall promptly inform the Purchaser when any stop order has been issued with respect to a Registration Statement and use commercially reasonable efforts to promptly cause such stop order to be withdrawn;

               (vi) Except with respect to an underwritten offering as set forth in Section 6.1(viii) hereof, the Company shall bear all expenses in connection with the procedures in paragraphs (i) through (v) of this Section 6.1 and the registration of the Registrable Securities, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the other Purchasers and any expenses relating to the sale of the Registrable Securities by the Purchasers (including without limitation, broker's commissions, discounts or fees of any nature and transfer taxes or changes of any nature); and

               (vii) A Questionnaire related to the Registration Statements to be completed by the Purchaser, including the Purchaser's approval of the "Plan of Distribution" section of the Registration Statement is attached as Appendix I to this Agreement. The Company may amend the
                      ----------
          Plan of Distribution section as necessary to comply with the requirements of the Commission, provided, that, the Company shall send
                                          --------  ----
          any such amendments to the Purchaser at least two (2) business days prior to the filing of the Registration Statement with the Commission for the Purchaser's approval, which shall not be unreasonably withheld and, in the absence of written objection prior to filing, shall be deemed to be an approval by the Purchaser of such amended section.

               (viii) Recognizing that an underwritten public offering of the Conversion Shares may be mutually beneficial to the Company and the Purchaser, the Company agrees that if the Purchaser determines to sell the Conversion Shares by means of an underwritten public offering, the Company agrees to cooperate with the Purchaser and the underwriter to effectuate an underwritten offering, including entering into an underwriting agreement, subject to the following conditions and limitations:

                      (A) the Purchaser shall only be permitted to effect the resale of Conversion Shares through one (1) underwritten offering;

                    (B) the underwriter selected by the Purchaser shall be reasonably acceptable to the Company and the Company shall not be required to execute an underwriting agreement unless and until it determines in its reasonable judgment that the terms of such underwriting agreement are customary for transactions of that size and type;

                    (C) the Company shall have the ability to include shares of Common Stock to be sold on its behalf in the offering subject to approval by the underwriters; if the total amount of shares of Common Stock requested by the Company to be included in the offering exceeds the amount of securities that the underwriters determine is compatible with the success of the offering, then only such number of shares of Common Stock to be sold on the Company's behalf shall be included as the underwriters determine will not jeopardize the success of the offering;

                    (D) the registration of the Conversion Shares to be offered in the underwriting shall be on the Registration Statement;

                    (E) the Purchaser shall not be permitted to resell Conversion Shares pursuant to an underwritten offering until it has converted all of its Shares and unless such offering is for at least 75% of the aggregate Conversion Shares issued to Purchaser pursuant to all of its conversions of Shares;

                    (F) the Company shall be permitted to delay an underwritten offering requested by Purchaser once in any twelve month period for a period not to exceed ninety (90) days if the Board of Directors of the Company determines that it would be detrimental to effect such an underwritten offering at such time; provided, however, that in no event shall the aggregate number of days pursuant to which the Company may suspend the use of a prospectus pursuant to Section 5.2 herein and delay an underwritten public offering pursuant to this Section 6.1(viii)(F) exceed one hundred twenty (120) days in any twelve-month period;

          In connection with an underwritten offering of the Conversion Shares under this Section 6.1(viii), (i) Purchaser and Company agree to equally split any and all incremental accounting fees and expenses and printing costs attributable solely to the underwritten offering, (ii) Purchaser agrees to bear any and all discounts, concessions, commissions or other compensation to be received by the underwriters, and (iii) each party hereto agrees to bear their respective counsel fees and expenses.

          6.2  Transfer of Shares After Registration.  The Purchaser agrees that
               -------------------------------------
it will not effect any disposition of the Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in a Registration Statement or as otherwise in compliance with applicable securities laws and that it will promptly notify the Company of any material changes in the information set forth in a Registration Statement regarding the Purchaser or its plan of distribution. The Company agrees to notify each Purchaser whose Registrable Securities are registered on a Registration Statement and its agent at any time when a prospectus relating to any Registrable Securities covered by such Registration Statement is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and to promptly file such amendments and supplements as may be necessary so that, as thereafter delivered to such Purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and use commercially reasonable efforts to cause each such amendment and supplement to become effective.

          6.3  Indemnification and Contribution.  For the purpose of this
               --------------------------------
Section 6.3, the term "Selling Stockholder" shall include the Purchaser, its officers, directors, and/or trustees and any affiliate or controlling person of such Purchaser or any permitted assign hereunder; and the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in a Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (i) The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any breach of the representations set forth in Section 4 hereof by the Company, or any untrue statement of a material fact contained in a Registration Statement, or arise out of any failure by the Company to fulfill any agreement, covenant or undertaking contained in this Agreement or included in a Registration Statement, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the
                                                --------  -------
          Company shall not be liable in any such case if such loss, claim, damage or liability arises out of, or is based upon, (i) an untrue statement made in a Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of a Registration Statement (which shall be deemed to include the information set forth in the Registration Statement Questionnaire and in the plan of distribution section of the prospectus), (ii) the failure of such Selling Stockholder to comply with the covenants and agreements contained herein respecting transfer or sale of the Shares, including, but not limited to, the Purchaser's covenant in Section 5.2 hereof to comply with the prospectus delivery requirements under the Securities Act, or (iii) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser. The Company shall also not be liable for amounts paid in settlement of any loss, claim, damage or liability if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed.

               (ii) The Purchaser agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any breach of the representations set forth in Section 5 hereof by the Purchaser, or any failure by the Purchaser to comply with the covenants and agreements contained herein relating to transfer or sale of the Shares, including, but not limited to, the Purchaser's covenant in Section 5.2 hereof to comply with the prospectus delivery requirements under the Securities Act, or any untrue statement of a material fact contained in a Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Purchaser specifically for use in a Registration Statement. The Purchaser will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. The Purchaser agrees that the information regarding the Purchaser or its officers, directors and affiliates and their intended plan of distribution of the Conversion Shares set forth in a Registration Statement questionnaire, the form of which is attached as Appendix I, or included from time to time in a
                      ----------
          Registration Statement (including without limitation the plan of distribution section of such Registration Statement) shall be deemed to be written information furnished to the Company by or on behalf of the Purchaser specifically for use in preparation of a Registration Statement. The foregoing indemnification shall be limited in amount to the aggregate purchase price paid by the Purchaser hereunder. The Purchaser shall also not be liable for amounts paid in settlement of any loss, claim, damage or liability if such settlement is effected without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld or delayed.

               (iii) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action; provided, however, that any failure by an indemnified
                       --------  -------
          person to notify an indemnifying person shall not relieve the indemnifying person from its obligations hereunder except to the extent that the indemnifying person is prejudiced thereby. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume and control the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided,
                                                                     --------
          however, that if there exists a conflict of interest that would make
          -------
          it inappropriate, in the opinion of counsel to the indemnifying person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided further, however,
                                                   -------- -------  -------
          that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties hereunder and under the other Agreements.

               (iv) If the indemnification provided for in this Section 6.3 from the indemnifying person would be applicable by its terms but is otherwise unavailable, as determined by a court of applicable jurisdiction, to an indemnified person hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying person, in lieu of indemnifying such indemnified person, shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying person and indemnified persons in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying person and indemnified persons shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying person or indemnified persons, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this Section 6.3, any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

               (v) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.3 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.3, Purchaser shall not be required to contribute any amount in excess of the dollar amount of the proceeds received by Purchaser upon the sale of the Conversion Shares, giving rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (vi) The indemnification and contribution provided in this
          Section 6.3 shall be in addition to any other rights and remedies available at law or in equity.

     7.   Compliance.  With a view to making available to Purchaser the benefits
          ----------
of Rule 144 promulgated under the Securities Act, the Company agrees:

          7.1 So long as Purchaser or any subsequent holder(s) of the Shares, or the Conversion Shares, own the Shares, or the Conversion Shares, promptly upon request, to furnish to such owner such information as may be necessary and otherwise reasonable to cooperate with such owner to permit such owner to sell the Conversion Shares pursuant to Rule 144 without registration.

          7.2 If at any time the Company is not required to file reports with the SEC pursuant to Sections 13 or 15(d) of the Exchange Act, to use commercially reasonable efforts to, upon the request of Purchaser or any subsequent holder(s) of any of the Shares or the Conversion Shares, to make publicly available other information so long as is necessary to permit publication by brokers and dealers of quotations for the Common Stock and sales of the Conversion Shares in accordance with Rule 15c2-11 under the Exchange Act.

     8.   Miscellaneous.
          -------------

          8.1  Governing Law. This Agreement shall be governed in all respects
               -------------
by the laws of the Commonwealth of Pennsylvania as such laws are applied to agreements between Pennsylvania residents entered into and performed entirely in Pennsylvania and without regard to conflicts of law.

          8.2  Survival of Warranties. The representations and warranties of the
               ----------------------
Company and Purchaser contained in or made pursuant to this Agreement shall survive until one year following the execution of this Agreement, the payment of the aggregate purchase price and the delivery of certificate(s) evidencing the Shares.

          8.3  Successors and Assigns.  The provisions hereof shall inure to the
               ----------------------
benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto (specifically including successors in interest to the Shares).

          8.4  Entire Agreement; Amendments.  This Agreement sets forth all of
               ----------------------------
the promises, covenants, agreements, conditions and undertakings between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as contained herein. This Agreement may not be changed orally but only by an agreement in writing, duly executed by or on behalf of the party or parties again whom enforcement of any waiver, change, modification, consent or discharge is sought.

          8.5  Notices, Etc.  All notices and other communications required or
               -------------
permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by facsimile, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed if to the Company, to:

                    Genaera Corporation
                    5110 Campus Drive
                    Plymouth Meeting, PA 19462
                    Attention: Roy C. Levitt, M.D.
                    Facsimile: (610) 941-5399

                    with a copy so mailed to:

                    Morgan, Lewis & Bockius LLP
                    1701 Market Street
                    Philadelphia, Pennsylvania 19103-2921
                    Attention: Randall B. Sunberg
                    Facsimile: (215) 963-5299

                    if to the Purchaser, to:

                    MedImmune, Inc.
                    35 W. Watkins Mill Road
                    Gaithersburg, M.D. 20878
                    Attn:  David M. Mott
                    Facsimile: (301) 527-4000

                    with a copy so mailed to:

                    Dewey Ballantine LLP
                    1301 Avenue of the Americas
                    New York, New York 10019
                    Attention: Frederick W. Kanner
                    Facsimile: (212) 259-6333

or to such other person at such other place as the either party shall designate to the other in writing;

          8.6  Severability of This Agreement. If any provision of this
               ------------------------------
Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceable of the remaining provisions shall not in any way be affected or impaired thereby.

          8.7  Titles and Subtitles. The titles of the paragraphs and
               --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          8.8  Counterparts. This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

GENAERA CORPORATION

By: /s/ Roy C. Levitt, M.D.
    -----------------------------------------
Name:  Roy C. Levitt, M.D.
Title: President and Chief Executive Officer


MEDIMMUNE, INC.


By: /s/ David M. Mott
    -----------------------------------------
Name:  David M. Mott
Title:  Chief Executive Officer

                                                                      APPENDIX I


                              GENAERA CORPORATION

                     REGISTRATION STATEMENT QUESTIONNAIRE
                     ------------------------------------

          In connection with the preparation of the Registration Statement, please provide us with the following information:

          1. Pursuant to the "Selling Stockholder" section of the Registration Statement, please state your organization's name exactly as it should appear in the Registration Statement: ___________________________________________________.

          2. Please provide the number of shares of Common Stock that your organization will own beneficially or of record immediately after Closing (indicating whether you have sole or shared voting or dispositive power over such securities as determined under applicable rules of the Securities and Exchange Commission):

        VOTING POWER                DISPOSITIVE POWER
Sole  Shared                  Sole  Shared
__________    __________      __________      __________      Common Stock beneficially owned
                                                              prior to the date hereof

__________    __________      __________      __________      Conversion Shares issuable upon
                                                              conversion of the Shares

__________    __________      __________      __________      Common Stock issuable upon exercise
                                                              of options or warrants that you may
                                                              own, to the extent such shares of
                                                              Common Stock are deemed to be
                                                              beneficially owned

TOTAL:        ________________ shares of Common Stock beneficially owned after Closing

          3. Has your organization had any position, office or other material relationship within the past three years with the Company or its affiliates other than as disclosed in the Company's proxy statement for its 2000 annual meeting of stockholders?

               _____ Yes  _____ No

          If yes, please indicate the nature of any such relationships below:

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          4. Attached is a draft of the proposed "Plan of Distribution" section of the prospectus included in the Registration Statement. Please confirm that the draft is a correct and complete statement of your intended plan of distribution.

               _____ Yes  _____ No


MEDIMMUNE, INC.

By: __________________________________
Name:
Title:

                             PLAN OF DISTRIBUTION



          To the extent required, the names of any agent or broker-dealer and applicable commissions or discounts and any other required information with respect to any particular offer will be set forth here or in the accompanying prospectus supplement. The selling stockholders reserve the sole right to accept or reject, in whole or in part, any proposed purchase of the shares to be made directly or through agents.

          The selling stockholder may from time to time, in one or more transactions, sell all or a portion of the shares on the Nasdaq National Market, in negotiated transactions, in underwritten transactions or otherwise, at prices then prevailing or related to the then current market price or at negotiated prices. The offering price of the shares from time to time will be determined by the selling stockholder and, at the time of such determination, may be higher or lower than the market price of the shares on the Nasdaq National Market. In connection with an underwritten offering, underwriters or agents may receive compensation in the form of discounts, concessions or commissions from a selling shareholder or from purchasers of shares for whom they may act as agents, and underwriters may sell shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Under agreements that may be entered into by us, underwriters, dealers and agents who participate in the distribution of shares may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or to contribution with respect to payments which such underwriters, dealers or agents may be required to make in respect thereof. The shares may be sold directly or through broker-dealers acting as principal or agent, or pursuant to a distribution by one or more underwriters on a firm commitment or best-efforts basis. The methods by which the shares may be sold include:

 .    a block trade in which the broker-dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

 .    purchases by a broker-dealer as principal and resale by such broker-dealer for its account pursuant to this prospectus;

 .    ordinary brokerage transactions and transactions in which the broker solicits purchasers;

 .    privately negotiated transactions; and

 .    underwritten transactions.

          The selling stockholder and any underwriters, dealers or agents participating in the distribution of the offered shares may be deemed to be "underwriters" within the meaning of the Securities Act, and any profit on the sale of the shares by the selling stockholder and any commissions received by these broker-dealers may be deemed to be underwriting commissions under the Securities Act.

     When the selling stockholder elects to make a particular offer of shares, a prospectus supplement, if required, will be distributed which will identify any underwriters, dealers or agents and any discounts, commissions and other terms constituting compensation from the selling stockholder and any other required information.

     In order to comply with the securities laws of certain states, if applicable, the shares may be sold only through registered or licensed brokers or dealers. In addition, in certain states, the shares may not be sold unless they have been registered or qualified for sale in such state or an exemption from such registration or qualification requirement is available and is complied with.

     We have agreed to pay all costs and expenses incurred in connection with the registration under the Securities Act of the shares, including, without limitation, all registration and filing fees, fees and disbursements of our counsel and certain accounting and printing costs. The selling stockholder will pay any brokerage fees and commissions, fees and disbursements of legal counsel for the selling stockholder and stock transfer and other taxes attributable to the sale of the shares. We also have agreed to indemnify the selling stockholder and its respective officers, directors and trustees and each person who "controls," within the meaning of the Securities Act, the selling stockholder against certain losses, claims, damages, liabilities and expenses arising under the securities laws in connection with this offering. The selling stockholder has agreed to indemnify us, our officers and directors and each person who "controls" Genaera Corporation against any losses, claims, damages, liabilities and expenses arising under the securities laws in connection with this offering with respect to written information furnished to us by such selling stockholder.

                                                                     APPENDIX II

Attention:

                  PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE
                  ------------------------------------------

     The undersigned, [an officer of, or other person duly authorized by] ___________________________________________________ [fill in official name of individual or institution] hereby certifies that [he/she/said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on [date] pursuant to and in accordance with registration statement number ____________________ [fill in the number of or otherwise identify registration statement] and the requirement of delivering a current prospectus by the Company has been complied with in connection with such sale.

Print or Type:

Name of Purchaser
      (individual or
      institution):    _______________________________

Name of individual
representing
Purchaser (if an
institution)    _______________________________

Title of individual
representing
Purchaser (if an
institution):      _______________________________


Signature by:

Individual purchaser
or individual repre-
senting purchaser:     _______________________________

                                   EXHIBIT A

                      COLLABORATION AND LICENSE AGREEMENT

                       [Included as Exhibit 10.4 to this
                        Quarterly Report on Form 10-Q]

                                   EXHIBIT B

                          CERTIFICATE OF DESIGNATIONS

                       [Included as Exhibit 3.7 to this
                        Quarterly Report on Form 10-Q]